EXHIBIT 10.4
HEALTH FITNESS CORPORATION
2007 EQUITY INCENTIVE PLAN
SECTION 1.
DEFINITIONS
     As used herein, the following terms shall have the meanings indicated below:
     (a) “Affiliate(s)” shall mean a Parent or Subsidiary of the Company.
     (b) “Award” shall mean any grant of a Restricted Stock Award.
     (c) “Board” means the Board of Directors of the Company.
     (d) “Committee” shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board, subject to any limitations on the power and authority of any Committee that is appointed by the Board for such purpose, or contained in the charter of such Committee. To the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a “non-employee director.” Solely for purposes of this Section 1(d), “non-employee director” shall have the same meaning as set forth in Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended. Further, to the extent necessary for compliance with the limitations set forth in Internal Revenue Code Section 162(m), each of the members of the Committee shall be an “outside director” within the meaning of Code Section 162(m) and the regulations issued thereunder. At any time during which there is no Committee with power to administer the Plan as provided herein, all powers of the Committee referred to herein shall be vested in the Board.
     (e) The “Company” shall mean Health Fitness Corporation, a Minnesota corporation.
     (f) “Fair Market Value” as of any date shall mean (i) if such stock is listed on the Nasdaq National Market, Nasdaq SmallCap Market, or an established stock exchange, the price of such stock at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of such stock shall have occurred on such date, on the next preceding date on which there was a sale of stock; (ii) if such stock is not so listed on the Nasdaq National Market, Nasdaq SmallCap Market, or an established stock exchange, the average of the closing “bid” and “asked” prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted “bid” and “asked” prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board in its sole discretion by applying principles of valuation with respect to the Company’s Common Stock.
     (g) The “Internal Revenue Code” or “Code” is the Internal Revenue Code of 1986, as amended from time to time.
     (h) “Parent” shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company’s outstanding stock.
     (i) The “Participant” means a director, key employee or officer of the Company or any Affiliate to whom a Restricted Stock Award has been granted pursuant to Section 8.

     (j) “Performance Objective(s)” shall mean one or more performance objectives established by the Board (upon recommendation of the Committee in the case of Section 16 Officers) or the Committee (in the case of other Participants), in its sole discretion, for Awards granted under this Plan. For any Awards that are intended to qualify as “performance-compensation” under Code Section 162(m), the Performance Objectives shall be limited to any one, or a combination of, (i) revenue, (ii) net income, (iii) stockholders’ equity, (iv) earnings per share, (v) return on equity, (vi) return on assets, (vii) total shareholder return, (viii) net operating income, (ix) cost controls, (x) cash flow, (xi) increase in revenue, (xii) increase in share price or earnings, (xiii) return on investment, (xiv) department or business unit performance goals, (xv) increase in market share, (xvi) earnings before interest, taxes, depreciation and amortization (“EBITDA”), (xvii) increase in EBITDA, (xviii) gross margin, or (xix) increase in gross margin, in all cases including such threshold, target and maximum levels as may be determined by the Board (upon recommendation of the Committee in the case of Section 16 Officers) or by the Committee (in the case of other Participants).
     (k) The “Plan” means the Health Fitness Corporation 2007 Equity Incentive Plan, as amended hereafter from time to time, including the form of Agreement as it may be modified from time to time by the Board (upon recommendation of the Committee in the case of Section 16 Officers) or by the Committee (in the case of other Participants).
     (l) “Restricted Stock Award” shall mean any grant of restricted shares of Stock of the Company pursuant to Section 8 hereof.
     (m) “Section 16 Officers” shall mean the executive officers of the Company designated from time to time by the Board as Section 16 officers under the Securities Exchange Act of 1934, as amended.
     (n) “Stock” or “Common Stock” shall mean Common Stock of the Company (subject to adjustment as described in Section 9) reserved for Awards pursuant to this Plan.
     (o) A “Subsidiary” shall mean any corporation of which fifty percent (50%) or more of the total voting power of the Company’s outstanding Stock is owned, directly or indirectly in an unbroken chain, by the Company.
SECTION 2.
PURPOSE
     The purpose of the Plan is to promote the growth and success of the Company and its Affiliates by facilitating the employment and retention of competent personnel and by furnishing incentive to officers, directors and employees upon whose efforts the success of the Company and its Affiliates will depend to a large degree.
     It is the intention of the Company to carry out the Plan through the granting of Restricted Stock Awards pursuant to Section 8 of this Plan. Adoption of this Plan shall be subject to approval by the shareholders of the Company; provided, however, that Restricted Stock Awards may be granted prior to the date shareholder approval is obtained.
SECTION 3.
EFFECTIVE DATE OF PLAN
     The Plan shall be effective as of the date of adoption by the Board of Directors, subject to approval by the shareholders of the Company as required in Section 2.

SECTION 4.
ADMINISTRATION
     The Plan shall be administered by the Board or by a Committee of the Board consisting of two or more directors who shall be appointed by and serve at the pleasure of the Board; provided, that if the Board delegates administration to a Committee, such Committee shall have no authority for matters under this Plan relating to or affecting non-employee directors, and the Committee further shall have no authority for matters under this Plan relating to or affecting Section 16 Officers except the authority to make recommendations to the Board. The Board further may subject such delegation to such additional restrictions on authority as it may deem necessary and appropriate and thereafter shall continue to have the power to take action with respect to all matters pertaining to this Plan with or without recommendation of the Committee. In accordance with the provisions of the Plan, the Board (upon recommendation of the Committee in the case of Section 16 Officers) or the Committee (in the case of other Participants) shall determine, in its sole discretion, whether an Award shall be granted; the individuals to whom, and the time or times at which, Awards shall be granted; the Performance Objectives, if any; the number of shares subject to each Award; and any other terms and conditions of each Award. The Board (upon recommendation of the Committee in the case of Section 16 Officers) or the Committee (in the case of other Participants) shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective agreements evidencing each Award (which may vary from Participant to Participant), and to make all other determinations necessary or advisable for the administration of the Plan. The interpretation of the Plan by the Board (upon recommendation of the Committee in the case of Section 16 Officers) or by the Committee (in the case of other Participants), and all actions taken and determinations made by the Board or by the Committee, as appropriate pursuant to the power vested in each of them hereunder, shall be conclusive and binding on all parties concerned.
     No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.
SECTION 5.
PARTICIPANTS
     The Board (upon recommendation of the Committee in the case of Section 16 Officers) or the Committee (in the case of other Participants) shall from time to time, at its discretion and without approval of the shareholders, designate those employees, officers and directors of the Company or of any Affiliate to whom Awards shall be granted under this Plan (including new Participants and Participants then holding Awards); the number of shares to be awarded to each such Participant; the Performance Objectives, if any, applicable to each Award; and those individuals who from to time shall not be eligible to participate in the Plan.
SECTION 6.
STOCK
     The Stock to be optioned under this Plan shall consist of authorized but unissued shares of Common Stock. Nine Hundred Thousand (900,000) shares of Common Stock shall be reserved and available for Awards under the Plan; provided, however, that the total number of shares of Common Stock reserved for Awards under this Plan shall be subject to adjustment as provided in Section 9 of the Plan. The following shares of Stock shall continue to be reserved and available for Awards granted pursuant to the Plan: (i) any outstanding Award that expires for any reason, (ii) any portion of an Award that is terminated prior to the lapsing of the risks of forfeiture on such Award, (iii) shares of Stock used to satisfy any tax withholding obligation attributable to any Award, whether such shares are withheld by the Company or tendered by the Participant, and (iv) shares of Stock covered by an Award to the extent the Award is settled in cash.
SECTION 7.
DURATION OF PLAN
     Awards may be granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Board of Directors.
SECTION 8.
RESTRICTED STOCK AWARDS
     Each Restricted Stock Award granted pursuant to the Plan shall be evidenced by a written restricted stock agreement (the “Restricted Stock Agreement”). The Restricted Stock Agreement shall be in such form as may be approved from time to time by the Board (upon recommendation of the Committee in the case of Section 16 Officers) or by the Committee (in the case of other Participants) and may vary from Participant to Participant; provided, however, that each Participant and each Restricted Stock Agreement shall comply with and be subject to the following terms and conditions:
     (a) Number of Shares. The Restricted Stock Agreement shall state the total number of shares of Stock covered by the Restricted Stock Award. In no event shall a Participant be granted Restricted Stock Awards during any fiscal year of the Company covering in the aggregate more than One Hundred Twenty-Five Thousand (125,000) shares of Stock, subject to adjustment as provided in Section 9.
     (b) Risks of Forfeiture. The Restricted Stock Agreement shall set forth the risks of forfeiture, if any, including risks of forfeiture based on Performance Objectives, which shall apply to the shares of Stock covered by the Restricted Stock Award, and shall specify the manner in which such risks of forfeiture shall lapse. The Board (upon recommendation of the Committee in the case of Section 16 Officers) or the Committee (in the case of other Participants) may, in its sole discretion, modify the manner in which such risks of forfeiture shall lapse but only with respect to those shares of Stock which are restricted as of the effective date of the modification.
     (c) Issuance of Shares; Rights as Shareholder. The Company shall cause to be issued a stock certificate representing such shares of Stock in the Participant’s name, and shall hold such certificate until such time as the risks of forfeiture and other transfer restrictions set forth in the Restricted Stock Agreement have lapsed with respect to the shares represented by the certificate. The Company may also place a legend on such certificate describing the risks of forfeiture and other transfer restrictions set forth in the Participant’s Restricted Stock Agreement and providing for the cancellation and return of such certificate if the shares of Stock subject to the Restricted Stock Award are forfeited. Until the risks of forfeiture have lapsed or the shares subject to such Restricted Stock Award have been forfeited, the Participant shall be entitled to vote the shares of Stock represented by such stock certificates and shall receive all dividends attributable to such shares, but the Participant shall not have any other rights as a shareholder with respect to such shares.
     (d) Withholding Taxes. The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Restricted Stock Award. In the event the Participant is required under the Restricted Stock Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Board (upon recommendation of the Committee in the case of Section 16 Officers) or the Committee (in the case of other Participants) may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Stock received pursuant to the Restricted Stock Award on which the risks of forfeiture have lapsed. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the lapsing of the risks of forfeiture on such restricted stock. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s election to deliver shares of Common Stock for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Board (upon recommendation of the Committee in the case of Section 16 Officers) or by the Committee (in the case of other Participants) and otherwise comply with such rules as may be in effect to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.
     (e) Nontransferability. No Restricted Stock Award shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution, prior to the date the risks of forfeiture described in the Restricted Stock Agreement have lapsed. If the Participant shall attempt any transfer of any Restricted Stock Award granted under the Plan prior to such date, such transfer shall be void and the Restricted Stock Award shall terminate.
     (f) Other Provisions. The Restricted Stock Agreement authorized under this Section 8 shall contain such other provisions as the Board (upon recommendation of the Committee in the case of Section 16 Officers) or the Committee (in the case of other Participants) shall deem advisable.
SECTION 9.
RECAPITALIZATION, SALE, MERGER, EXCHANGE
OR LIQUIDATION
     In the event of an increase or decrease in the number of shares of Common Stock resulting from a stock dividend, stock split, reverse split, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, the Board may, in its sole discretion, adjust the number of shares of Stock reserved under Section 6 hereof and the number of shares of Stock covered by each outstanding Award to reflect such change. Additional shares which may become covered by the Award pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.
     Unless otherwise provided in the Restricted Stock Agreement evidencing an Award, in the event of an acquisition of the Company through the sale of substantially all of the Company’s assets and the consequent discontinuance of its business or through a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture (including a spin-off), liquidation, recapitalization, stock split, stock dividend or otherwise (collectively referred to as a “transaction”), the Board may provide for one or more of the following:
     (a) the equitable acceleration of the lapsing of the risks of forfeiture on any Restricted Stock Awards;

     (b) the complete termination of this Plan and the cancellation of any Restricted Stock Awards for which the risks of forfeiture have not lapsed;
     (c) that Participants holding outstanding Restricted Stock Awards shall receive, with respect to each share of Stock subject to such Awards, as of the effective date of any such transaction, cash in an amount equal to the Fair Market Value of such Stock on the date immediately preceding the effective date of such transaction; provided, that the Board may, in lieu of such cash payment, distribute to such Participants shares of Common Stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein; and
     (d) the continuance of the Plan with respect to Restricted Stock Awards for which the risks of forfeiture have not lapsed as of the date of adoption by the Board of such plan for such transaction and the right to receive an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction.
The Board may restrict the rights of or the applicability of this Section 9 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation. The grant of an Award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.
SECTION 10.
INVESTMENT PURPOSE
     No shares of Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company’s counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Stock to Participant, the Company may require Participant to (a) represent that the shares of Stock are being acquired for investment and not resale and to make such other representations as the Company shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that Participant shall not dispose of the shares of Stock in violation of the Securities Act of 1933 or any other applicable securities laws.
     As a further condition to the grant of any Option or the issuance of Stock to Participant, Participant agrees to the following:
     (a) In the event the Company advises Participant that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the Common Stock underlying Awards, Participant will not, for a period not to exceed 180 days from the prospectus, sell or contract to sell or grant an option to buy or otherwise dispose of any Award granted to Participant pursuant to the Plan or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).
     (b) In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any state’s securities or Blue Sky law limitations with respect thereto, the Board of

Directors of the Company shall have the right (i) to accelerate the vesting of any Award, provided that the Company gives Participant prior written notice of such acceleration, or (ii) to cancel any Awards or portions thereof.
     (c) In the event of a transaction (as defined in Section 14 of the Plan), Participant will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Participant is an “affiliate” (as defined in such applicable legal and accounting principles) at the time of the transaction, and Participant will execute any documents necessary to ensure compliance with such rules.
     The Company reserves the right to place a legend on any stock certificate issued in connection with an Award pursuant to the Plan to assure compliance with this Section 10.

SECTION 11.
AMENDMENT OF THE PLAN
     The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 9, shall impair the terms and conditions of any Award which is outstanding on the date of such revision or amendment to the material detriment of the Participant without the consent of the Participant. Notwithstanding the foregoing, no such revision or amendment shall (i) materially increase the number of shares subject to the Plan except as provided in Section 9 hereof, (ii) change the designation of the class of employees eligible to receive Awards, or (iii) materially increase the benefits accruing to Participants under the Plan without the approval of the shareholders of the Company if such approval is required for compliance with the requirements of any applicable law or regulation.